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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 6, 2000

                         ORBITAL IMAGING CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                       333-49583             54-1660268
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(State or other Jurisdiction of   (Commission File      (I.R.S. Employer
Incorporation or Organization)         Number)          Identification No.)

                            21700 Atlantic Boulevard
                             Dulles, Virginia 20166
                                 (703) 406-5800
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          (Address and Telephone Number of Principal Executive Offices)





                                       N/A
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          (Former Name or Former Address, if Changed since Last Report)



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ITEM 5.  OTHER EVENTS

RECENT DEVELOPMENTS

Company Reorganization

On October 6, 2000, Orbital Imaging Corporation, a Delaware corporation ("ORBIMAGE") reorganized its operations in order to facilitate greater coordination and delegate more accountability and profit and loss responsibilities within the company. ORBIMAGE believes that the reorganization will enable ORBIMAGE to align its headcount with its current funding levels and the anticipated launch dates of its OrbView-4 and -3 high-resolution imaging satellites in 2001. The reorganization resulted in a headcount reduction of 20 employees.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 23, 2000            ORBITAL IMAGING CORPORATION





                                    By: /s/ GILBERT D. RYE
                                        --------------------------------
                                        Gilbert D. Rye, President
                                        and Chief Executive Officer





                                    By: /s/ ARMAND D. MANCINI
                                        --------------------------------
                                        Armand D. Mancini, Vice President
                                        and Chief Financial Officer


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